Advance to Suppliers - Schedule of Advance to Suppliers (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Advance to Suppliers [Abstract]
Advance to suppliers	¥ 20,677	$ 2,942	¥ 17,789
Less: Allowance for expected credit losses	(9,343)	(1,329)	(8,323)	$ (1,140)	¥ (8,472)
Advance to suppliers, net	¥ 11,334	$ 1,613	¥ 9,466